UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2019 (June 17, 2019)

EDISON NATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 New Brunswick Avenue Phillipsburg, New Jersey	08865
(Address of principal executive offices)	(Zip Code)

(610) 829-1039
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EDNT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02.	Termination of a Material Definitive Agreement.

As reported in Edison Nation, Inc.’s (the “Company”) Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 6, 2019, the Company entered into that certain Securities Purchase Agreement, dated March 6, 2019 (the “SPA”), with FirstFire Global Opportunities Fund, LLC (“FirstFire”) pursuant to which FirstFire purchased a 2% unsecured, senior convertible promissory note (the “Note”) from the Company.

On June 17, 2019, the Company entered into that certain Settlement and Release Agreement with FirstFire (the “Settlement Agreement”) whereby the Company and FirstFire agreed to terminate the SPA, Note, and all other documents entered into in connection therewith (the “Transaction Documents”). Pursuant to the terms of the Settlement Agreement, the Company has paid to FirstFire the total amount of $566,000 and issued 15,000 shares of restricted common stock of the Company to FirstFire (the “Settlement Amount”). Upon receipt of the Settlement Amount, FirstFire and the Company have agreed to terminate the Transaction Documents and release, waive, and forever discharge the other party from, including, but not limited to, any claim, right, or legal action, whether past, current, or future, which may arise directly or indirectly out of the Transaction Documents. Additionally, as inducement for the Company to enter into the Settlement Agreement, FirstFire has made certain representations regarding the underlying Note.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”).

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Report is incorporated into this Item 3.02 by reference. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

On June 19, 2019, the Company issued a press release announcing the early repayment under and termination of the Transaction Documents. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Report constitutes material investor information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Settlement and Release Agreement, dated June 17, 2019

99.1	Press Release, dated June 19, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON NATION, INC.

Date: June 19, 2019	By:	/s/ Christopher B. Ferguson
Christopher B. Ferguson
Chief Executive Officer